UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 26, 2005

Greenwich Capital Acceptance, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-121661 (Commission File Number)	06-1199884 (IRS Employer ID Number)

600 Steamboat Road Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(203) 625-2700

No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K in its entirety originally dated August 26, 2005, in connection with the issuance of HarborView Mortgage Loan Trust 2005-10 of Mortgage Pass-Through Certificates, Series 2005-10, in order to correct certain errors contained in Exhibit 23.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

23.1

Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By:  /s/ James T. Raezer

Name:  James T. Raezer

Title:   Managing Director

Dated:  August 26, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of KPMG LLP, Independent

    P

Registered Public Accounting Firm of

Ambac Assurance Corporation